METROPOLITAN WEST FUNDS

Supplement Dated January 25, 2018

To the Prospectus for Metropolitan West Funds

Dated July 28, 2017

For current and prospective investors in all Funds:

Effective January 1, 2018, the principal underwriter for the shares of the Funds was changed to TCW Funds Distributor, LLC. The section under the heading “The Underwriter” on page 56 of the prospectus is hereby replaced in its entirety with the following paragraph:

The Underwriter

TCW Funds Distributors LLC (the “Distributor”), 865 South Figueroa Street, Los Angeles, CA 90017, serves as the non-exclusive distributor of each class of the Funds’ shares pursuant to a Distribution Agreement (the “Distribution Agreement”) with the Trust, which is subject to annual approval by the Board after its initial two-year term. Shares of the Funds are offered and sold on a continuous basis. The Distribution Agreement is terminable without penalty with 60 days’ notice, by the Board of Trustees, by vote of holders of a majority of the Trust’s shares, or by the Distributor. The Distributor receives no compensation from the Funds for distribution of the Funds’ shares except payments pursuant to the Trust’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act as described above. The Distributor is affiliated with the Adviser.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THEIR PROSPECTUS FOR FUTURE REFERENCE

METROPOLITAN WEST FUNDS

Supplement Dated January 25, 2018

To the Statement of Additional Information for Metropolitan West Funds

Dated July 28, 2017

For current and prospective investors in all Funds:

Effective January 1, 2018, the principal underwriter for the shares of the Funds was changed to TCW Funds Distributor, LLC. The section under the heading “UNDERWRITER” on page 62 of the statement of additional information is hereby replaced in its entirety with the following paragraphs:

UNDERWRITER

TCW Funds Distributors LLC (the “Underwriter”), 865 South Figueroa Street, Los Angeles, CA 90017, is a broker-dealer that serves as the non-exclusive principal underwriter of each class of the Funds’ shares pursuant to a Distribution Agreement (the “Distribution Agreement”) with the Trust, which is subject to annual approval by the Board after its initial two-year term. The Distribution Agreement is terminable without penalty with 60 days’ notice, by the Board of Trustees, by vote of holders of a majority of the Trust’s shares, or by the Underwriter. The Underwriter is affiliated with the Adviser.

The Underwriter continually distributes shares of the Funds on a best efforts basis. The Underwriter has no obligation to sell any specific quantity of Fund shares.

The Underwriter may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Underwriter, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Underwriter. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Underwriter does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a 12b-1 Plan is effective.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THEIR SAI FOR FUTURE REFERENCE